UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


         Date of report (Date of earliest event reported): July 31, 2001



                               AF BANKSHARES, INC.
             (Exact name of registrant as specified in its charter)



        FEDERALLY CHARTERED               000-24479             56-2098545
   ----------------------------          -----------           -------------
   (State or other jurisdiction          (Commission           (IRS Employer
         of incorporation)               File Number)       Identification No.)


         21 EAST ASHE STREET
         WEST JEFFERSON, NORTH CAROLINA                               28694
         ----------------------------------------                  ----------
         (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (336) 246-4344


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEMS 1 THROUGH 3.         Not Applicable.

ITEM 4.

         On August 7, 2001, AF Bankshares, Inc. (the "Registrant") filed a Current Report on Form 8-K announcing that the Board of Directors of the Registrant had declined to reappoint its former accountant, McGladrey & Pullen, LLP ("McGladrey") as of July 31, 2001. The decision to change accountants was recommended and approved by the audit committee of the Board of Directors of the Registrant (the "Audit Committee").

         During the fiscal years ended June 30, 1999 and 2000 and subsequent interim periods, the financial statements of the Registrant did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         Further, there were no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to McGladrey's satisfaction, would have caused it to make reference in connection with its report to the subject matter of the disagreement.

         The Registrant has provided McGladrey with a copy of this Report, and has requested that McGladrey furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant. Such letter is attached as an exhibit to this Report.

         Effective August 13, 2001, the Registrant has engaged the following accountant in place of McGladrey:

         Larrowe & Company, PLC
         120 West Grayson Street
         P.O. Box 760
         Galax, VA  24333
         (540) 238-1800
         Principal Contact Person:  Michael D. Larrowe

         The Registrant has not consulted the newly engaged accountant regarding either the application of accounting principles to a specified transaction either completed or proposed or the type of audit opinion that might be rendered on the Registrant's financial statements.

ITEMS 5 THROUGH 6.         Not applicable.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

          (a) No financial statements are required to be filed with this report.

          (b) No Pro forma financial information is required to be filed with this report.

         (c)      Exhibits

                  The following Exhibits are filed as part of this report:

                  EXHIBIT NO.:

                  (16)              Letter re: Change in Certifying Accountant.

ITEMS 8 THROUGH 9.         Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AF BANKSHARES, INC.


                                     By:  /s/ James A. Todd
                                          --------------------------------------
                                          James A. Todd
                                          President and Chief Executive Officer




Date: August 15, 2001

                                  EXHIBIT INDEX




       Exhibit        Description
       -------        -----------
          16          Letter re: Change in Certifying Accountant.